SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                December 17, 2007
                Date of report (Date of earliest event reported)

                      Lehman ABS Corporation, on behalf of:
           Corporate Bond-Backed Certificates, Series 1998-ADM-1 Trust

          Delaware                       001-31975               13-3447441
(State or Other Jurisdiction          (Commission File        (I.R.S. Employer
     of Incorporation)                     Number)           Identification No.)

745 Seventh Avenue
New York, New York                                                  10019
(Address of Principal Executive Offices)                          (Zip Code)

                                 (212) 526-7000
                         (Registrant's Telephone Number,
                              Including Area Code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities act (17 CRF 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-12(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4))

The Corporate Bond-Backed Certificates, Series 1998-ADM-1 Trust, which we refer to herein as the "Trust" was formed pursuant to the Standard Terms for Trust Agreements, dated as of February 25, 1998, as supplemented by the Series Supplement in respect of the Trust dated as of March 30, 1998.

Item 8.01. OTHER EVENTS

On December 17, 2007, distributions were made to the holders of the certificates issued by the Trust. Specific information with respect to the distributions is filed as Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Archer-Daniels-Midland Company, the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For more information on
Archer-Daniels-Midland Company please see its periodic and current reports report filed with the Securities and Exchange Commission (the "Commission") under the issuer's Exchange Act file number, 001-00044. The Commission maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or EDGAR. Periodic and current reports and other information required to be filed pursuant to the Exchange Act by the issuer of the underlying securities may be accessed on this site. Neither Lehman ABS nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting Archer-Daniels-Midland Company or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit was filed as part of this report:

    99.1  Trustee's   Distribution   Statement  to  the  Corporate   Bond-Backed
          Certificates, Series 1998-ADM-1 Trust for the period ending December 17, 2007.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 17, 2007

                                               Lehman ABS Corporation

                                               By: /s/ Charles M. Weaver
                                                   -------------------------
                                               Name: Charles M. Weaver
                                               Title: Senior Vice President

                                  EXHIBIT INDEX

Exhibit Number                      Description
--------------                      -----------

    99.1                Trustee's   Distribution   Statement  to  the  Corporate
                        Bond-Backed Certificates, Series 1998-ADM-1 Trust for the period ending December 17, 2007.